                                                                    Exhibit 99.3


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                         SLM STUDENT LOAN TRUST 2001-3

                      ADMINISTRATION AGREEMENT SUPPLEMENT



                          Dated as of August 2, 2001


                                      to


                        MASTER ADMINISTRATION AGREEMENT


                            Dated as of May 1, 1997


                                    Between


                            SLM FUNDING CORPORATION


                                      and


                      STUDENT LOAN MARKETING ASSOCIATION





================================================================================

     SLM Student Loan Trust 2001-3 Administration Agreement Supplement dated as of August 2, 2001 (the "Supplement") to the Master Administration Agreement dated as of May 1, 1997 (the "Agreement") between SLM Funding Corporation (the "Seller") and Student Loan Marketing Association (the "Administrator").

     This Supplement is being delivered to the Administrator pursuant to and in satisfaction of the conditions set forth in Section 1.2(a) of the Agreement with respect to SLM Student Loan Trust 2001-3 (the "Trust"). The provisions of this Supplement shall be applicable only to SLM Student Loan Trust 2001-3.

     General. The Trust is issuing Class A Notes, Class B Notes and an Excess Distribution Certificate only. It will not issue Certificates. Accordingly, all usages of "Certificates" and of terms referring thereto in the Agreement shall be disregarded.

1. The following entities are hereby designated in accordance with clause 1 of
Section 1.2(a) of the Agreement:

    The Trust: SLM Student Loan Trust 2001-3
    The Eligible Lender Trustee: Chase Manhattan Bank USA, National Association The Interim Eligible Lender Trustee: Chase Manhattan Bank USA, National Association
    The Indenture Trustee: Bankers Trust Company

    The initial deposit into the Collection Account on the Closing Date in accordance with Section 2.6.C of the Agreement shall be: $0.

2. Attached hereto are (i) Appendix A (SLM Student Loan Trust 2001-3) containing those definitions which shall be applicable to this Supplement and to the Agreement in connection with the Trust and this Supplement in place of the definitions contained in Appendix A (Master) attached to the Agreement; and (ii) a cross-reference table indicating modifications to the articles and sections of the Basic Documents referred to in the Agreement.

3. Each of the Basic Documents (other than the Agreement) has been executed and delivered by each of the parties thereto, are being delivered to the Administrator together with this Supplement and are in substantially the respective forms attached to the Agreement as Exhibits B through I.

4. Notwithstanding anything to the contrary set forth in Section 2.3C.2 of the Agreement, the Indenture Trustee shall have no liability or obligation in respect of any failed Delivery, as contemplated therein, other than with respect to a Delivery which fails as a result of any action or inaction on behalf of the Indenture Trustee.

5. The Agreement is hereby modified for purposes of SLM Student Loan Trust 2001-3 only as follows:

     (a)  Section 2.2B is deleted and replaced with the following:

          B. The Administrator shall be responsible for performance of the duties of the Eligible Lender Trustee set forth in Section 5.4 of the Trust Agreement.

     (b)  Section 2.4 is amended as follows:

     The last part of the sentence immediately preceding the proviso is changed from "a rate equal to the Federal Funds Rate less .20%" to "a rate equal to no less than the Federal Funds Rate less .20%."

     (c)  Section 2.3A is amended by inserting the following subsection:

          3. The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Capitalized Interest Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Capitalized Interest Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of Bankers Trust Company.

          Section 2.3B is amended by including "Capitalized Interest Account" in the definition of "Trust Accounts" and by inserting the following parenthetical immediately after "Monthly Servicing Payment Date" in the third sentence: "(in the case of the Collection Account and Reserve Account only)."

          Section 2.3C.3. is amended by replacing "Trust Accounts" with "Collection Account and the Reserve Account."

     (d) Section 2.7A is amended by inserting the following sentence after the first sentence:

          On each Determination Date to and including the Determination Date immediately preceding the January 27, 2003 Distribution Date, the Administrator shall calculate any amounts to be distributed from the Capitalized Interest Account on the related Distribution Date.

     (e)  Section 2.7C is deleted and replaced with the following:

     C. The Administrator shall instruct the Indenture Trustee in writing no later than the second business day preceding each Distribution Date (based on the information contained in the

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Administrator's Certificate and the related Servicer's Report delivered pursuant to Section 3.1 (A) and (C)) to make the following deposits and distributions to the Persons or to the account specified below by 1:00 p.m. (New York time) on such Distribution Date, to the extent of the amount of Available Funds in the Collection Account, in the following order of priority, and the Indenture
Trustee shall comply with such instructions:

     1.   to the Servicer, the Primary Servicing Fee due on such Distribution
          Date;

     2. to the Administrator, from the amount of Available Funds remaining after the application of clause 1, the Administration Fee due on such Distribution Date and all unpaid Administration Fees from prior Collection Periods;

     3. to the Student Loan Rate Swap Counterparties, in proportion to their respective entitlements under the applicable Swap Agreements without preference or priority, from the amount of Available Funds remaining after the application of clauses 1 and 2, the Swap Fees due on such Distribution Date and all unpaid Swap Fees from prior Distribution Dates;

     4. to the Class A Noteholders, from the amount of Available Funds remaining after the application of clauses 1 through 3, the Class A Noteholders' Interest Distribution Amount, ratably, without preference or priority of any kind, according to the amounts payable on the Class A Notes in respect of Class A Noteholders' Interest Distribution Amount;

     5. to the Class B Noteholders, from the amount of Available Funds remaining after the application of clauses 1 through 4, the Class B Noteholders' Interest Distribution Amount, ratably, without preference or priority of any kind, according to the amounts payable in respect of Class B Noteholders' Interest Distribution Amount;

     6. to the Class A-1 Noteholders, from the amount of Available Funds remaining after the application of clauses 1 through 5, the Class A Noteholders' Principal Distribution Amount, ratably, without preference or priority of any kind, according to the amounts payable on the Class A-1 Notes for principal;

     7. on each Distribution Date on and after which the Class A-1 Notes have been paid in full, to the Class A-2 Noteholders, from the amount of Available Funds remaining after the application of clauses 1 through 6, the Class A Noteholders' Principal Distribution Amount, ratably, without preference or priority of any kind, according to the amounts payable on the Class A-2 Notes for principal;

     8. on each Distribution Date on and after the date on which the Class A Notes have been paid in full, to the Class B Noteholders, from the amount of Available Funds remaining after the application of clauses 1 through 7, the Class B Noteholders'

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

          Principal Distribution Amount, ratably, without preference or priority of any kind, according to the amounts payable on the Class B Notes for principal;

     9. to the Reserve Account, from the amount of Available Funds remaining after the application of clauses 1 through 8, the amount, if any, necessary to reinstate the balance of the Reserve Account up to the Specified Reserve Account Balance;

     10. to the Student Loan Rate Swap Counterparties, in proportion to their respective entitlements under the applicable Swap Agreement without preference or priority, from the amount of Available Funds remaining after the application of clauses 1 through 9, the aggregate unpaid amount of any Swap Payments owing to such Swap Counterparties;

     11. to the Servicer, from the amount of Available Funds remaining after the application of clauses 1 through 10, the aggregate unpaid amount of the Carryover Servicing Fee, if any; and

     12. to the Reserve Account, the amount of Available Funds remaining after the application of clauses 1 through 11.

     Notwithstanding the foregoing, if (a) on any Distribution Date following distributions under clauses 1 through 7 above to be made on such Distribution Date, without giving effect to payments from the Capitalized Interest Account to the Class B Notes, the Outstanding Amount of the Class A Notes would be in excess of (i) the outstanding principal balance of the Trust Student Loans plus
(ii) any accrued but unpaid interest on the Trust Student Loans as of the last day of the related Collection Period plus (iii) the balance of the Reserve Account on such Distribution Date following such distributions minus (iv) the Specified Reserve Account Balance for that Distribution Date, or (b) an Insolvency Event with respect to the Seller or an Event of Default affecting the Class A Notes has occurred and is continuing, then, until the conditions described in (a) or (b) no longer exist, amounts on deposit in the Collection Account and the Reserve Account shall be applied on such Distribution Date to the payment of the Class A Noteholders' Distribution Amount before any amounts are applied to the payment of the Class B Noteholders' Distribution Amount.

     (f) Section 2.8 is deleted and replaced with the following:

Section 2.8.1 Reserve Account.
              ---------------

     A. On the Closing Date, the Issuer shall deposit the Reserve Account Initial Deposit into the Reserve Account.

     B.1. In the event that the Primary Servicing Fee for any Monthly Servicing Payment Date or Distribution Date exceeds the amount distributed to the Servicer pursuant to Sections 2.7B and 2.7C.1 on such Monthly Servicing Payment Date or

          Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Monthly Servicing Payment Date or Distribution Date an amount equal to such excess, to the extent of funds available therein, and to distribute such amount to the Servicer; provided, however, that,
                                                  --------  -------
          except as provided in Sections 2.8.1C.1(D) and 2.8.1D, amounts on deposit in the Reserve Account will not be available to cover any unpaid Carryover Servicing Fees to the Servicer.

     2. In the event that the Administration Fee for any Distribution Date exceeds the amount distributed to the Administrator pursuant to
          Section 2.7C.2 on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on each Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph
          B.1 above, and to distribute such amount to the Administrator.

     3. In the event that the Swap Fees for any Distribution Date exceed the amount distributed to the Student Loan Rate Swap Counterparties pursuant to Section 2.7C.3 on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on each Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 and B.2 above, and to distribute such amount in proportion to their respective entitlements under the applicable Swap Agreements without preference or priority to the Student Loan Rate Swap Counterparties.

     4. In the event that the Class A Noteholders' Interest Distribution Amount and the Class B Noteholders' Interest Distribution Amount for a Distribution Date exceeds the amount distributed to the Noteholders pursuant to Sections 2.7C.4, 2.7C.5 and 2.8.2B.1 on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 through B.3 above, and to distribute such amount to the Class A Noteholders and to the Class B Noteholders entitled thereto, in the same order and priority as is set forth in Sections 2.7C.4 and C.5 subject to the last paragraph of
          Section 2.7C.

     5. In the event that the Class A Noteholders' Principal Distribution Amount on the Note Final Maturity Date with respect to any Class of Class A Notes exceeds the amount distributed to such Class A Noteholders pursuant to Section 2.7C.6 or 2.7C.7 on such date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Note Final Maturity Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 through B.4 above, and to distribute such amount to the Class A Noteholders entitled thereto, in the same order and priority as is set forth in Sections 2.7C.6 and 2.7C.7.

     6. In the event that the Class B Noteholders' Principal Distribution Amount on the Class B Maturity Date exceeds the amount distributed to the Class B Noteholders pursuant to Section 2.7C.8 on such date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on the Class B Maturity Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 through B.5 above, and to distribute such amount to the Class B Noteholders entitled thereto.

     C.1. After giving effect to Section 2.8.1B, if the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits or withdrawals therefrom on such Distribution Date other than pursuant to this paragraph C.1) is greater than the Specified Reserve Account Balance for such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing (A) to pay to the Class A Noteholders out of such excess in the Reserve Account an amount equal to the Class A Note Principal Shortfall, if any; (B) to pay to the Class B Noteholders out of such excess in the Reserve Account an amount equal to the Class B Note Principal Shortfall, if any; (C) to pay the applicable Swap Counterparties, in proportion to their respective entitlements under the Student Loan Rate Swap Agreements without preference or priority, out of such excess in the Reserve Account an amount equal to the amount described in
Section 2.7C.10 for such Distribution Date (to the extent not otherwise paid to the Student Loan Rate Swap Counterparties on such Distribution Date); (D) to pay to the Servicer out of such excess in the Reserve Account an amount equal to the amount described in Section 2.7C.11 for such Distribution Date (to the extent not otherwise paid to the Servicer on such Distribution Date); (E) in the event the Trust Student Loans are not sold pursuant to Section 6.1A, to pay as an accelerated payment of principal balance of the Notes, first to the Class A Noteholders in the same order and priority as is set forth in Sections 2.7C.6 and C.7 until the principal amount of the Class A Notes is paid in full and then to the Class B Noteholders until the principal balance of the Class B Notes is reduced to zero, provided that the amount of such distribution shall not exceed
                 --------
the outstanding principal balance of the Class A Notes or the Class B Notes, as applicable, after giving effect to all other payments in respect of principal of Class A Notes and Class B Notes to be made on such date; and (F) to distribute the remaining amount of such excess (i) to the Seller, to the extent of any portion thereof that is attributable to the reduction from time to time of the Specified Reserve Account Balance, and (ii) to the Seller or its assignee, as holder of the Excess Distribution Certificate, any remaining portion thereof. Amounts properly distributed to the Seller or such holder pursuant to this paragraph C.1 shall be deemed released from the Trust Estate and the security interest therein granted to the Indenture Trustee, and the Seller or such holder shall in no event thereafter be required to refund any such distributed amounts.

     C.2. In the event of a termination of a Swap Agreement that requires the Trust to make a termination payment to the applicable Student Loan Rate Swap Counterparty, such termination payment shall be paid in the same order of priority as the Swap Fee in Sections 2.7C.3 and

2.8.1B.3 and the Swap Payment in Sections 2.7C.10 and 2.8.1C.1(C), as the case may be; provided, however, that in the event that the Trust is required to make a termination payment to a Student Loan Rate Swap Counterparty as a result of
(i) an Event of Default (as such term is defined in the Student Loan Rate Swap Confirmation) where the Student Loan Rate Swap Counterparty is the Defaulting Party (as such term is defined in the Student Loan Rate Swap Confirmation) or
(ii) a Termination Event (as such term is defined in the Student Loan Rate Swap Confirmation), such termination payment will be subordinate in priority to the right of the Class A Noteholders to receive the Class A Noteholders' Distribution Amount and to the Class B Noteholders to receive the Class B Noteholders' Distribution Amount and, if necessary, to the reinstatement of the balance of the Reserve Account up to the Specified Reserve Account Balance. In the event of a termination of a Student Loan Rate Swap Confirmation that requires the Trust to make a termination payment to the applicable Student Loan Rate Swap Counterparty except as described in the proviso above, the Administrator promptly shall notify the Rating Agencies of such requirement and, within thirty (30) days of such termination payment, shall provide to the Rating Agencies cash flows and such other financial information with respect to the Trust as the Rating Agencies may reasonably request.

     D. On the final Distribution Date upon termination of the Trust and following the payment in full of the aggregate outstanding principal balance of the Notes and of all other amounts (other than Swap Payments and Carryover Servicing Fees) owing or to be distributed hereunder or under the Indenture to Noteholders, the Servicer, the Administrator or the Student Loan Rate Swap Counterparties, to the extent that Available Funds on such date are insufficient to make the following payments, amounts remaining in the Reserve Account shall be used first to pay any unpaid Swap Payments and second to pay any Carryover Servicing Fees. Any amount remaining on deposit in the Reserve Account after such payments have been made shall be distributed to the Seller. The Seller shall in no event be required to refund any amounts properly distributed pursuant to this Section 2.8.1D.

     E. Anything in this Section 2.8.1 to the contrary notwithstanding, if the market value of securities and cash in the Reserve Account is on any Distribution Date sufficient to pay the remaining principal amount of and interest accrued on the Notes, and to pay any unpaid Swap Payments and Carryover Servicing Fee, such amount will be so applied on such Distribution Date and the Administrator shall instruct the Eligible Lender Trustee and the Indenture Trustee to make such payments.

Section 2.8.2 Capitalized Interest Account
              ----------------------------

     A.       On the Closing Date, the Issuer shall deposit the Capitalized
     ----------------------------------------------------------
Interest Account Initial Deposit into the Capitalized Interest Account.
                 ------------------------

     B.1.     In the event that the Class A Noteholders' Interest Distribution
         ---------------------------------------------------------------------
     Amount and the Class B Noteholders' Interest Distribution Amount for any
     ------------------------------------------------------------------------
     Distribution Date through the January 27, 2003 Distribution Date exceeds
     ------------------------------------------------------------------------
     the amounts distributed to the Noteholders pursuant to Sections 2.7C.4 and
     --------------------------------------------------------------------------
     2.7C.5 on such Distribution Date, the Administrator shall
     ---------------------------------------------------------

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     instruct the Indenture Trustee in writing to withdraw from the Capitalized
     --------------------------------------------------------------
     Interest Account an amount equal to such excess, to the extent of funds available therein, and to distribute such amount first to the Class A Noteholders until they have received the Class A Noteholders' Interest
                                                                   --------
     Distribution Amount for that Distribution Date and then to the Class B Noteholders until they have received the Class B Noteholders' Interest
                                                                   --------
     Distribution Amount for that Distribution Date.

     B.2. After giving effect to Section 2.8.2B.1 on the January 27, 2003 Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw any amounts remaining from the Capitalized Interest Account and to distribute such amount to the Seller or its assignee, as Holder of the Excess Distribution Certificate.

     (g) Section 2.9.e is deleted, Sections 2.9.f-j are redesignated as Sections 2.9.e-i and the following is inserted as Section 2.9.j:

          j. The amount of the Swap Fee and Swap Payments made to the Student Loan Rate Swap Counterparties on such Distribution Date;

In addition, the first sentence of the first paragraph after Section 2.9.n is deleted and replaced with the following:

     Each amount set forth pursuant to clauses (a), (b), (c), (d), (h), (i) and
(l) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Note.

     (h) The last sentence of Section 3.1D is deleted and replaced with the following:

     In connection therewith, the Administrator shall calculate the Three-Month LIBOR in accordance with the definitions thereof and shall also determine the Student Loan Rate with respect to such Distribution Date. In addition, the Administrator hereby accepts the delegation to it of the obligations of the "Calculation Agent" under the Swap Agreements.

     (i) A new subparagraph, 4.2 (iv), is inserted as follows:

     and
     (iv) any claim for failure to comply with the provisions of 34 CFR Sec. 682.203(b) (other than for the Eligible Lender Trustee's failure to qualify as an eligible lender under the Act).

In addition, the "or" is deleted from subparagraph 4.2 (ii) and the "." is deleted from subparagraph 4.2 (iii) and is replaced with ";".

     (j) Sections 6.1A and B are deleted and replaced with the following:

Section 6.1 Termination.
            -----------

     A. Optional Purchase of All Trust Student Loans. The Administrator shall
        --------------------------------------------
notify the Seller and the Indenture Trustee in writing, within 15 days after the last day of any Collection Period as of which the then outstanding Pool Balance is 12% or less of the Initial Pool Balance, of the percentage that the then outstanding Pool Balance bears to the Initial Pool Balance. As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Eligible Lender Trustee on behalf and at the direction of the Seller, or any other "eligible lender" (within the meaning of the Higher Education Act) designated by the Seller in writing to the Eligible Lender Trustee and the Indenture Trustee, shall have the option to purchase the Trust Estate, other than the Trust Accounts. To exercise such option, the Seller shall deposit pursuant to Section 2.6 in the Collection Account an amount equal to the aggregate Purchase Amount for the Trust Student Loans and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser mutually agreed upon by the Seller, the Eligible Lender Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust; provided, however, that the Seller may not effect such purchase if such
--------  -------
aggregate Purchase Amounts do not equal or exceed the Minimum Purchase Amount plus any amounts owing to the Swap Counterparties and any Carryover Servicing Fees. In the event the Seller fails to notify the Eligible Lender Trustee and the Indenture Trustee in writing prior to the acceptance by the Indenture Trustee of a bid to purchase the Trust Estate pursuant to Section 4.4 of the Indenture that the Seller intends to exercise its option to purchase the Trust Estate, the Seller shall be deemed to have waived its option to purchase the Trust Estate as long as the Seller has received 5 business days' notice from the Indenture Trustee as provided in Section 4.4 of the Indenture.

     B. Insolvency of the Seller. Upon any sale of the assets of the Trust
        ------------------------
pursuant to Section 9.2 of the Trust Agreement, the Administrator shall instruct the Indenture Trustee in writing to deposit the net proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the "Insolvency Proceeds") in the Collection Account. On the first Distribution Date following the date on which the Insolvency Proceeds are deposited in the Collection Account, the Administrator shall instruct the Indenture Trustee to make the following distributions (after the application on such Distribution Date of the amount of Available Funds and amounts on deposit in the Reserve Account pursuant to Sections 2.7 and 2.8.1) from the Insolvency Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein as described in the following sentence):

     a. to the Class A Noteholders, any unpaid Class A Noteholders' Interest Distribution Amount for such Distribution Date as set forth in Sections 2.7C.4;

     b. to the Class A Noteholders, the outstanding principal balance of the Class A Notes in the same order and priority as is set forth in Sections 2.7C.6 and C.7;

     c. to the Class B Noteholders, any unpaid Class B Noteholders' Interest Distribution Amount for such Distribution Date;

     d. to the Class B Noteholders, the outstanding principle balance of the the Class B Notes;

     e. to the Student Loan Rate Swap Counterparties, in proportion to their respective entitlements under the applicable Swap Agreements without preference or priority, any unpaid Swap Payments; and

     f.   to the Servicer, any unpaid Carryover Servicing Fees.

     Any investment on deposit in the Reserve Account that will not mature on or before such Distribution Date shall be sold by the Indenture Trustee at such time as will result in the Indenture Trustee receiving the proceeds from such sale not later than the Business Day preceding such Distribution Date. Any Insolvency Proceeds remaining after the deposits described above shall be paid to the Seller.

     (k) Section 8.5 is amended by inserting at the end of the first paragraph the following:

     and that such action will not materially adversely affect (i) the Trust's ability to enforce or protect its rights or remedies under the Swap Agreements, (ii) the ability of the Trust to timely and fully perform its obligations under the Swap Agreements or (iii) any of the Trust's obligations under the Swap Agreements or any swap transaction under such agreements. Any such amendment, modification or supplement without the applicable Swap Counterparty's consent shall not be binding on that Swap Counterparty.

6. Each of the parties named on the signature pages to this Supplement by execution of this Supplement agrees, for the benefit of the Administrator and the other signatories hereto, to be bound by the terms of the Agreement in connection with the Trust, this Supplement and the other Basic Documents to the extent reference is made in the Agreement to such party. The rights and obligations of such parties under the Agreement resulting from the execution of this Supplement (other than the Seller) shall be applicable only with respect to the Trust, this Supplement and the other Basic Documents.

     This Supplement shall be construed in accordance with the laws of the State of New York, without reference to the conflict of law provisions thereof, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     This Supplement may be executed in counterparts, each of which when so executed shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered as of the date first above written.

                                    SLM FUNDING CORPORATION


                                    By: /s/ WILLIAM M.E. RACHAL JR.
                                       ________________________________

                                    Name:  William M.E. Rachal, Jr.

                                    Title: Treasurer


                                    SALLIE MAE SERVICING L.P.

                                    By: SALLIE MAE, INC.,
                                        Its general partner

                                    By: /S/ BARBARA A. DEEMER
                                       ________________________________

                                    Name:  Barbara A. Deemer
                                    Title: Senior Vice President and Controller


                                    SLM STUDENT LOAN TRUST 2001-3

                                    By Chase Manhattan Bank USA, National
                                    Association, not in its individual capacity but solely as Eligible Lender Trustee

                                    By: /s/ JOHN J. CASHIN
                                       ________________________________

                                    Name:  John J. Cashin
                                    Title: Vice President

                                     CHASE MANHATTAN BANK USA, National
                                     Association, not in its individual capacity but solely as Eligible Lender Trustee


                                     By: /s/ JOHN J. CASHIN
                                         ____________________________

                                     Name:  John J. Cashin
                                     Title: Vice President


                                     BANKERS TRUST COMPANY
                                     not in its individual capacity but solely as Indenture Trustee


                                     By: /s/ CHARLES GREITER
                                         ____________________________

                                     Name:  Charles Greiter
                                     Title: Vice President


The Administrator hereby acknowledges receipt of the foregoing Supplement and hereby confirms to the Seller and the other signatories to the foregoing Supplement that the representations of the Administrator contained in Article V of the Agreement are true and correct as of the date of such Supplement.


STUDENT LOAN MARKETING ASSOCIATION



By: /s/ MICHAEL E. SHEEHAN
    _______________________________

Name:  Michael E. Sheehan
Title: Vice President